EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Apollo Medical Holdings, Inc.(the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)	The Annual Report on Form 10-K/A of the Company for the year ended January 31, 2011 (the “ Report ”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2012	/s/ KYLE FRANCIS
KYLE FRANCIS
Chief Financial Officer